UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): May 10, 2022

ENB Financial Corp

(Exact name of Registrant as specified in its charter)

Pennsylvania	000-53297	51-0661129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 E. Main St., Ephrata, PA	17522-0457
(Address of principal executive offices)	(Zip Code)

(717) 733-4181

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ENB FINANCIAL CORP

CURRENT REPORT ON FORM 8-K

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 10, 2022, ENB Financial Corp (the "Company") held its 2022 Annual Meeting of Shareholders (the "Annual Meeting"). A total of 5,583,956 shares of the Company's common stock were entitled to vote as of March 4, 2022, the record date for the Annual Meeting. There were 4,672,127 shares present in person or by proxy at the Annual Meeting, at which time the shareholders were asked to vote on four (4) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results on such proposals.

Proposal No. 1 – Election of Class A Directors

The shareholders voted to elect three (3) Class A directors to serve for a term of three (3) years and until their successors are elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes
Brian K. Reed	3,992,643	216,595	462,889
Jeffrey S. Stauffer	3,990,999	218,239	462,889
J. Daniel Stoltzfus	3,984,279	224,959	462,889

Proposal No. 2 – Conduct non-binding shareholder vote on executive compensation:

The shareholders voted to approve, on a non-binding, advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of the Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2021 Summary Compensation Table and the other related tables and narrative discussion contained in the Proxy Statement. The results of the vote were as follows:

			Broker
For	Against	Abstain	Non-Votes

3,901,874	233,605	73,759	462,889

Proposal No. 3 – Approve and adopt the ENB Financial Corp 2022 Employee Stock Purchase Plan:

The shareholders voted to approve and adopt the ENB Financial Corp 2022 Employee Stock Purchase Plan. The results of the vote were as follows:

			Broker
For	Against	Abstain	Non-Votes

3,966,655	187,780	54,803	462,889

ENB FINANCIAL CORP

Proposal No. 4 - Ratify S.R. Snodgrass, P.C. as public accounting firm for year ending December 31, 2022:

The shareholders voted to ratify S.R Snodgrass, P.C. as the public accounting firm for the year ending December 31, 2022 The results of the vote were as follows:

For	Against	Abstain

4,611,052	7,640	53,435

Item 7.01	Regulation FD Disclosure

On May 10, 2022, Jeffrey S. Stauffer, Chief Executive Officer and President of the Registrant, as well as other members of management, gave a presentation at the Annual Meeting. A copy of these slides and related material is included in this report as Exhibit 99.1 and is furnished herewith.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Annual Meeting Presentation Slides.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

ENB FINANCIAL CORP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENB FINANCIAL CORP
(Registrant)

Dated: May 11, 2022	/s/ Rachel G. Bitner
Rachel G. Bitner
Treasurer
(Principal Financial Officer)

4